UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2005
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Exhibit Index
Loan Agreement
Note by Lakes Entertainment, Inc. and Lakes Poker Tour, LLC
Common Stock Purchase Warrant
Registration Rights Agreement
Guaranty
Guaranty Security Agreement
Stock Pledge Agreement
Press Release
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On December 16, 2005, Lakes closed on a $20 million financing facility with the Lyle Berman Family Partnership (the “Partnership”) pursuant to the terms and conditions of a Loan Agreement dated as of December 15, 2005, but effective as of December 16, 2005, among Lakes Entertainment, Inc. (“Lakes or the “Company”), Lakes Poker Tour, LLC and the Partnership. An initial draw of $10 million was made under the facility on December 16, 2005, and the remaining $10 million can be drawn in $5 million increments over time as needed. Any funds drawn under the facility bear interest at the rate of 12% per annum and are due and payable on the third anniversary of the first advance drawn. No commitment fees, closing fees or loan servicing fees were assessed or paid in connection with the facility. Lakes may prepay the facility in whole or in part without penalty. Lyle Berman, Lakes’ Chairman and Chief Executive Officer, does not have an ownership or other beneficial interest in the Partnership. Neil Sell, a Director of Lakes, is one of the trustees of the irrevocable trusts that are the partners in the Partnership.
     The financing facility is secured by substantially all of the personal property of Lakes and its subsidiaries other than WPT Enterprises, Inc. (“WPTE”), including all fees or rights to cash flow from Lakes’ casino projects, as well as by its real property located at 130 Cheshire Lane, Minnetonka, Minnesota (which is the location of the Company’s principal offices), its real estate mortgage from the Pokagon Band and its shares of WPTE pursuant to the terms and conditions of a Security Agreement dated as of December 15, 2005, but effective as of December 16, 2005 among Lakes, Lakes Poker Tour, LLC and the Partnership. The financing facility is also guaranteed by various Lakes subsidiaries (“Subsidiaries”) other than WPTE pursuant to the terms and conditions of a Guaranty by the Subsidiaries in favor of the Partnership; a Guaranty Security Agreement among Lakes, the Subsidiaries and the Partnership; and a Stock Pledge Agreement between Lakes Poker Tour, LLC and the Partnership, each dated as of December 15, 2005, but effective as of December 16, 2005. The facility permits Lakes to separately sell up to 3.5 million WPTE shares without application of the proceeds from such sale to pay down draws under the financing facility so long as the per share price of WPTE shares does not fall below $3.00 per share, in which case the pro rata portion of the proceeds shall be applied to the financing facility based upon the difference between the share price and the minimum share price of $3.00. The sale of WPTE shares above 3.5 million shares will trigger mandatory prepayment of the financing facility.
     In consideration for the financing facility, Lakes issued to the Partnership warrants for the purchase of up to 2 million shares of its common stock at a purchase price of $7.88 per share that expire in December 2012. The warrants contain customary demand and piggyback registration rights for the shares of common stock underlying the warrants. The warrants will not become exercisable if Lakes’ borrowings under the facility do not exceed $10 million in the aggregate and all amounts owed under the facility are repaid in full on or before February 28, 2006. In addition, Lakes agreed to use its best efforts to cause WPTE to file a registration statement by no later than April 15, 2006 thus allowing for the possible resale of all WPTE shares pledged by Lakes to the Partnership. If Lakes were to sell more than the 3.5 million shares of WPTE, such proceeds would first be used to pay down the financing facility. Lakes has agreed to pay substantially all of the costs incurred in the preparation and filing of such registration statement. A copy of the press release relating to the financing is attached as Exhibit 99.1 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.
     On December 19, 2005, Lakes Entertainment, Inc. issued a press release, announcing that on December 16, 2005 it filed its Quarterly Reports on Form 10-Q for each of the three quarterly periods ended April 3, 2005, July 3, 2005 and October 2, 2005.
     A copy of the press release relating to the announcement is furnished as Exhibit 99.2 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits
10.1	Loan Agreement dated as of the December 15, 2005 among Lakes Entertainment, Inc., a Minnesota corporation, Lakes Poker Tour, LLC, a Minnesota limited liability company, and Lyle Berman Family Partnership, a Minnesota general partnership (without exhibits or schedules).

10.2	Note dated December 15, 2005 by Lakes Entertainment, Inc. and Lakes Poker Tour, LLC in favor of Lyle Berman Family Partnership.

10.3	Common Stock Purchase Warrant dated December 15, 2005 by Lakes Entertainment, Inc. in favor of Lyle Berman Family Partnership.

10.4	Registration Rights Agreement dated as of December 16, 2005, among WPT Enterprises, Inc., a Delaware corporation, Lakes Entertainment, Inc., and Lakes Poker Tour, LLC.

10.5	Guaranty Agreement dated December 15, 2005 by various subsidiaries of Lakes Entertainment, Inc. in favor of Lyle Berman Family Partnership.

10.6	Guaranty Security Agreement dated December 15, 2005 among Lakes Entertainment, Inc., various subsidiaries of Lakes Entertainment, Inc., and Lyle Berman Family Partnership.

10.7	Stock Pledge Agreement dated December 15, 2005 by Lakes Poker Tour, LLC in favor of Lyle Berman Family Partnership.

99.1	Lakes Entertainment, Inc. Press Release dated December 16, 2005.

99.2	Lakes Entertainment, Inc. Press Release dated December 19, 2005.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: December 21, 2005	/s/ Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Loan Agreement dated as of the December 15, 2005 among Lakes Entertainment, Inc., a Minnesota corporation, Lakes Poker Tour, LLC, a Minnesota limited liability company, and Lyle Berman Family Partnership, a Minnesota general partnership (without exhibits or schedules).

10.2	Note dated December 15, 2005 by Lakes Entertainment, Inc. and Lakes Poker Tour, LLC in favor of Lyle Berman Family Partnership.

10.3	Common Stock Purchase Warrant dated December 15, 2005 by Lakes Entertainment, Inc. in favor of Lyle Berman Family Partnership.

10.4	Registration Rights Agreement dated as of December 16, 2005, among WPT Enterprises, Inc., a Delaware corporation, Lakes Entertainment, Inc., and Lakes Poker Tour, LLC.

10.5	Guaranty Agreement dated December 15, 2005 by various subsidiaries of Lakes Entertainment, Inc. in favor of Lyle Berman Family Partnership.

10.6	Guaranty Security Agreement dated December 15, 2005 among Lakes Entertainment, Inc., various subsidiaries of Lakes Entertainment, Inc., and Lyle Berman Family Partnership.

10.7	Stock Pledge Agreement dated December 15, 2005 by Lakes Poker Tour, LLC in favor of Lyle Berman Family Partnership.

99.1	Lakes Entertainment, Inc. Press Release dated December 16, 2005.

99.2	Lakes Entertainment, Inc. Press Release dated December 19, 2005.